SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities  Exchange Act of 1934


                       Date of Report:  October 27, 1997


                            PENN OCTANE CORPORATION
            (Exact name of registrant as specified in its charter)


    Delaware                     000-24394             52-1790357
    (State of                  (Commission             (IRS Employer
    Incorporation)             File Number)            Identification No.)


    900  Veterans  Boulevard,  Suite  240
    Redwood  City,  California                         94063
    (Address  of  principal  executive  offices)       (Zip Code)

                                (415) 368-1501
             (Registrant's telephone number, including area code)











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Item  5.    Other  Events


     The Registrant's first news release dated October 21, 1997, a copy of which is attached as Exhibit 99.1 hereto, and Registrant's second news release dated October 21, 1997, a copy of which is attached as Exhibit 99.2 hereto, are incorporated herein by reference and made a part hereof.





































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN  OCTANE  CORPORATION


Date:    October  27,  1997
                                   By:  /s/  Ian  T.  Bothwell
                                      ----------------------------
                                        Name:    Ian  T.  Bothwell
                                        Title:  Vice  President, Treasurer,
                                                Assistant  Secretary,  Chief
                                                Financial  Officer  and
                                                Principal  Accounting  Officer




























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EXHIBIT  INDEX


Exhibit  No.          Description                                     Page No.
------------          -----------                                     --------

99.1                  News  Release  dated  October  21,  1997           5
99.2                  News  Release  dated  October  21,  1997           6
































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